                                                                    EXHIBIT 10.3

                         FAI HOME SECURITY (UK) LIMITED
                                   ('FAI UK')

               FAI HOME SECURITY (AFRICA) (PROPRIETARY) LIMITED
                                   ('FAI SA')

                        FAI HOME SECURITY (CANADA) INC.
                                 ('FAI CANADA')

                           FAI HOME SECURITY USA INC.
                                  ('FAI USA')

                              CERVALE PTY LIMITED
                                  ('CERVALE')

                     FAI HOME SECURITY HOLDINGS PTY LIMITED
                                    ('FHSH')



                     INTERNATIONAL ASSET PURCHASE AGREEMENT



                                MINTER ELLISON
                                    Lawyers
                            Minter Ellison Building
                                44 Martin Place
                               SYDNEY  NSW  2000
                                DX 117  SYDNEY
                           Telephone  (02) 9210 4444
                           Facsimile  (02) 9235 2711
                                Reference MAP:

                               TABLE OF CONTENTS



1.   DEFINITIONS AND INTERPRETATION........................................   1

2.   AGREEMENT TO SELL.....................................................  12

3.   CONSIDERATION.........................................................  12

4.   TITLE AND RISK........................................................  12

5.   TRADING RESPONSIBILITIES..............................................  12

6.   COMPLETION............................................................  13

7.   WARRANTIES............................................................  14

8.   BUSINESS CONTRACTS AND EQUIPMENT LEASES...............................  16

9.   EMPLOYEES.............................................................  17

10.  BOOK DEBTS............................................................  17

11.  CHANGE OF NAME........................................................  18

12.  GUARANTEE.............................................................  18

13.  MOTOR VEHICLES........................................................  19

14.  COSTS.................................................................  19

15.  PUBLICITY.............................................................  19

16.  DURATION OF PROVISIONS................................................  19

17.  ASSIGNMENT............................................................  19

18.  ENTIRE AGREEMENT......................................................  19

19.  NO WAIVER.............................................................  20

20.  GOVERNING LAW AND JURISDICTION........................................  20

21.  FURTHER ACTION........................................................  20

22.  COUNTERPARTS..........................................................  20

23.  NOTICES...............................................................  20

SCHEDULE 1 - BUSINESS NAMES................................................  22

SCHEDULE 2 - DISTRIBUTORS, AREA DISTRIBUTORS AND DEALERS...................  23

SCHEDULE 3 - PLANT AND EQUIPMENT...........................................  24

SCHEDULE 4 - WARRANTIES....................................................  27

SCHEDULE 5 - EQUIPMENT LEASES..............................................  33

SCHEDULE 6 - DISCLOSURES...................................................  34

SCHEDULE 7 - EMPLOYEES.....................................................  35

SCHEDULE 8 - STATUTORY LICENCES............................................  36

SCHEDULE 9 - PROPERTY LEASES...............................................  37

                    INTERNATIONAL ASSET PURCHASE AGREEMENT


AGREEMENT dated                                                            1997


BETWEEN FAI HOME SECURITY (UK) LIMITED in its own capacity and as trustee of the FAI Home Security (UK) Trust of Level 1, Southside, Anchorage 2, Anchorage Quay, Slord Quays, Manchester, United Kingdom ('FAI UK')

AND FAI HOME SECURITY (AFRICA) (PROPRIETARY) LIMITED of 8 De Winnaar Street, Halfway House, 1685, South Africa ('FAI SA')

AND FAI HOME SECURITY (CANADA) INC. in its own capacity and as trustee of the Canadian Trust of 1815 Ironstone Manor, Unit 5, Pickering, Ontario, Canada ('FAI CANADA')

AND FAI HOME SECURITY USA INC. of St Moritz Hotel, 50 Central Park South, New York, NY 10019 ('FAI USA')

          (FAI UK, FAI SA, FAI Canada and FAI USA are collectively referred to in this agreement as the 'VENDORS')

AND CERVALE PTY LIMITED (ACN 056 258 201) in its own capacity and as trustee of the Cooper Investment Trust of 28 Coronation Avenue, Mosman, New South Wales ('CERVALE')

AND FAI HOME SECURITY HOLDINGS PTY LIMITED (ACN 003 125 264), a company incorporated in New South Wales and having its registered office at 185 Macquarie Street, Sydney, NSW 2000 ('FHSH')



RECITALS

A. On 29 March 1997, the Vendors agreed to sell to FHSH, and FHSH agreed to purchase all of the Assets ('AGREEMENT FOR SALE') with effect from 31 March 1997 on terms and conditions agreed between them on 29 March 1997 and hereby formally recorded in this Agreement for Sale.

B. The parties have entered into this Agreement to record the terms and conditions of the Agreement for Sale and give effect to the Agreement for Sale.


AGREEMENT

1.   DEFINITIONS AND INTERPRETATION

1.1  In this deed:

     'ACCOUNTS' means the audited balance sheet of the Vendors as at the Accounts Date and the audited profit and loss account of the Vendors for the six month period ended (or financial year in the case of FAI Canada) on the Accounts Date together with the reports of the directors in respect of those accounts.

     'ACCOUNTS DATE' means 31 December 1996.

     'ASSETS' means the UK Assets, the SA Assets, the Canada Assets and the USA Assets, but for the avoidance of doubt, does not include Book Debts.

     'BOOK DEBTS' means the trade and other debts owing to any of the Vendors in respect of their businesses;

     'BUSINESS' means the business of selling, installing and servicing residential security alarm systems through distributorship networks conducted by the Vendors using the Assets from the Sites;

     'BUSINESS CONTRACTS' means the Distribution Agreements and all other agreements, arrangements or understandings and orders entered into, made or accepted by or on behalf of the Vendors in the course of conduct of the Business that are not fully performed at the Completion Date, including without limitation the rights of the Vendors, as nominees of FAI Home Security Pty Limited (ACN 050 064 214), to market the SecurityGuard Product exclusively, other than the Property Leases and the Equipment Leases;

     'BUSINESS NAMES' means the names listed in SCHEDULE 1;

     'BUSINESS LIABILITIES' means the Canada Business Liabilities, the SA Business Liabilities, the UK Business Liabilities and the USA Business Liabilities;

     'CANADA ASSETS' means the Canada Tangible Assets and the Canada Intangible assets;

     'CANADA BUSINESS' means the business of selling, installing and servicing residential security alarm systems through a distributorship network conducted by FAI Canada using the Canada Assets from the Canada Site;

     'CANADA BUSINESS CONTRACTS' means the Canada Distribution Agreements and all other agreements, arrangements or understandings and orders entered into, made or accepted by or on behalf of FAI Canada in the course of conduct of the Canada Business that are not fully performed at the Completion Date, including without limitation the right of FAI Canada, as nominee of FAI Home Security Pty Limited (ACN 050 064 214), to market the SecurityGuard Product exclusively throughout Canada, other than the Canada Property Lease and the Canada Equipment Leases;

     'CANADA BUSINESS LIABILITIES' means all outstanding current liabilities incurred by FAI Canada in the ordinary course of the Canada Business as at the Completion Date, and disclosed in the books of account of FAI Canada as at 31 March 1997 as provided for, the book value of which the parties acknowledge does not exceed A$499,045;

     'CANADA CONSIDERATION' means the consideration referred to in CLAUSE 3.3;

     'CANADA DISTRIBUTION AGREEMENTS' means the distributor agreements, area distributor agreements and dealer agreements between FAI Canada and the distributors, area distributors and dealers set out in part 1 of SCHEDULE 2;

     'CANADA EQUIPMENT LEASES' means each of the lease and hire purchase agreements listed in part 1 of SCHEDULE 5;

     'CANADA GOODWILL' means the goodwill of the Canada Business including, but not limited to:

     (a)  the Canada Records;

     (b) the right to exclusively carry on the Canada Business at the Canada Site in succession to FAI Canada under the name 'FAI Home Security (Canada)', including Canada Statutory Licences;

     'CANADA INTANGIBLE ASSETS' means:

     (a)  the Canada Goodwill;

     (b)  the Canada Intellectual Property;

     (c) subject to the consent of the Lessor, the benefit of the Canada Property Lease;

     (d) subject to the consent of the other party to each Canada Business Contract (where required), the benefit of that Business Contract;

     (e) subject to the consent of the other party to each Canada Equipment Lease (where required), the benefit of that Canada Equipment Lease; and

     (f)  the Canada Records and the Canada Systems.

     'CANADA INTELLECTUAL PROPERTY' means all intellectual property and proprietary rights (whether registered or unregistered) owned by FAI Canada in the conduct of the Canada Business including:

     (a)  the  Business Names;

     (b)  all trade marks (if any); and

     (c) all patents, patent applications, inventions, know-how, registered and unregistered designs, copyright and similar industrial or intellectual property rights;

     'CANADA PLANT AND EQUIPMENT' means all fixed plant, equipment, motor vehicles, machinery, spare parts, furniture, fittings and other assets or chattels owned by FAI Canada and used in the conduct of the Canada Business, including those items listed in Part 1 of SCHEDULE 3;

     'CANADA PROPERTY LEASE' means the lease referred to in Part 1 of Schedule
     9.

     'CANADA RECORDS' means all original and copy records, sales brochures and catalogues, documents, books, files, accounts, customer records, lists and databases, plans and correspondence belonging to or used by FAI Canada in the conduct of the Canada Business other than corporate accounting and statutory records;

     'CANADA SITE' means the property which is the subject of the Canada Property Lease;

     'CANADA STATUTORY LICENCES' means any statutory licences, consents, approvals or authorisations required to carry on the Canada Business, including without limitation those referred to in part 1 of SCHEDULE 8;

     'CANADA STOCK' means all stocks of raw materials, packaging materials, finished goods and other stock-in-trade owned by FAI Canada used in the conduct of the Canada Business.

     'CANADA SYSTEMS' means all of the following used in the conduct of the Canada Business and owned by FAI Canada: all accounting systems including all accounting, invoicing, debt control, credit control, debt collection, computer records, software and all ancillary data systems;

     'CANADA TANGIBLE ASSETS' means the Canada Plant and Equipment and the Canada Stock, the book value of which is claimed by FAI Canada to be A$318,308;

     'CLAIM' means any claim, notice, demand, action, proceeding, litigation, investigation or judgment whether based in contract, tort, statute or otherwise;

     'COMPLETION' means completion of the sale and purchase of the Assets pursuant to this Agreement;

     'COMPLETION DATE' means the date of this Agreement;

     'DISTRIBUTION AGREEMENT' means the distributor agreements, area distributor agreements and dealer agreements between the Vendors and the distributors, area distributors and dealers set out in SCHEDULE 2;

     'EFFECTIVE DATE' means 31 March 1997.

     'EMPLOYEE ENTITLEMENTS' means, in respect of an Employee, all accrued:

     (a)  wages, salary, commissions and bonuses;

     (b) sick leave, loadings and contributions to superannuation, statutory compensation or other funds;

     (c)  long service leave and annual leave (including loadings),

     owing and due to or in respect of that Employee in respect of that Employee's contract of employment with the Vendors whether arising under contract, statute, award or otherwise;

     'EMPLOYEES' means all the persons employed by the Vendors in the conduct of the Business, being the persons listed in SCHEDULE 7;

     'ENCUMBRANCE' means any mortgage, lien, charge, pledge, claim or other encumbrance;

     'EQUIPMENT LEASES' means each of the lease and hire purchase agreements listed in SCHEDULE 5;

     'GOODWILL' means the goodwill of the Business including, but not limited to:

     (a)  the Records;

     (b) the right to exclusively carry on the Business at the Sites in succession to the Vendors under the name 'FAI Home Security', including the Statutory Licences;

     'LEASED EQUIPMENT' means the equipment used, but not owned, by the Vendors in the conduct of the Business under the Equipment Leases;

     'LIABILITIES' means all liabilities, losses, damages, outgoings, costs and expenses of whatever description;

     'MOTOR VEHICLES' means the motor vehicles forming part of the Plant and Equipment;

     'PARTY' means a party to this agreement;

     'PROPERTY LEASES' means the Canada Property Lease and UK Property Lease;

     'RECORDS' means all original and copy records, sales brochures and catalogues, documents, books, files, accounts, plans and correspondence belonging to or used by the Vendors in the conduct of the Business other than corporate accounting and statutory records;

     'SA ASSETS' means the SA Tangible Assets and the SA Intangible assets;

     'SA BUSINESS' means the business of selling, installing and servicing residential security alarm systems through a distributorship network conducted by FAI SA using the SA Assets from the SA Site;

     'SA BUSINESS CONTRACTS' means the SA Distribution Agreements and all other agreements, arrangements or understandings and orders entered into, made or accepted by or on behalf of FAI SA in the course of conduct of the SA Business that are not fully performed at the Completion Date, including without limitation the right of FAI SA, as nominee of FAI Home Security Pty Limited (ACN 050 064 214), to market the SecurityGuard Product exclusively throughout SA, other than the SA Property Lease and the SA Equipment Leases;

     'SA BUSINESS LIABILITIES' means all outstanding current liabilities incurred by FAI SA in the ordinary course of the SA Business as at the Completion Date and disclosed in the books of account of FAI SA as at 31 March 1997 as provided for, the book value of which the parties acknowledge does not exceed A$6,744;

     'SA CONSIDERATION' means the consideration referred to in CLAUSE 3.2;

     'SA DISTRIBUTION AGREEMENTS' means the distributor agreements, area distributor agreements and dealer agreements between FAI SA and the distributors, area distributors and dealers set out in part 2 of SCHEDULE 2;

     'SA EQUIPMENT LEASES' means each of the lease and hire purchase agreements listed in part 2 of SCHEDULE 5;

     'SA GOODWILL' means the goodwill of the SA Business including, but not limited to:

     (a)  the SA Records;

     (b) the right to exclusively carry on the SA Business at the SA Site in succession to FAI SA under the name 'FAI Home Security (SA)', including the SA Statutory Licences;

     'SA INTANGIBLE ASSETS' means:

     (a)  the SA Goodwill;

     (b)  the SA Intellectual Property;

     (c) subject to the consent of the other party to each SA Business Contract (where required), the benefit of that Business Contract;

     (d) subject to the consent of the other party to each SA Equipment Lease (where required), the benefit of that SA Equipment Lease; and

     (e)  the SA Records and the SA Systems.

     'SA INTELLECTUAL PROPERTY' means all intellectual property and proprietary rights (whether registered or unregistered) owned by FAI SA in the conduct of the SA Business including:

     (a)  the  Business Names;

     (b)  all trade marks (if any); and

     (c) all patents, patent applications, inventions, know-how, registered and unregistered designs, copyright and similar industrial or intellectual property rights;

     'SA PLANT AND EQUIPMENT' means all fixed plant, equipment, motor vehicles, machinery, spare parts, furniture, fittings and other assets or chattels owned by FAI SA and used in the conduct of the SA Business, including those items listed in Part 2 of SCHEDULE 3;

     'SA RECORDS' means all original and copy records, sales brochures and catalogues, documents, books, files, accounts, customer records, lists and databases, plans and correspondence belonging to or used by FAI SA in the conduct of the SA Business other than corporate accounting and statutory records;

     'SA SITE' means the property which is the subject of the SA Property Lease;

     'SA STATUTORY LICENCE' means any statutory licences, consents, approvals or authorisations required to carry on the SA Business, including without limitation those referred to in part 2 of SCHEDULE 8;

     'SA STOCK' means all stocks of raw materials, packaging materials, finished goods and other stock-in-trade owned by FAI SA used in the conduct of the SA Business.

     'SA SYSTEMS' means all of the following used in the conduct of the SA Business and owned by FAI SA: all accounting systems including all accounting, invoicing, debt control, credit control, debt collection, computer records, software and all ancillary data systems;

     'SA TANGIBLE ASSETS' means the SA Plant and Equipment and the SA Stock, the book value of which is claimed by FAI SA to be A$3,383;

     'SECURITYGUARD' means the home security alarm devices which at the date of this Agreement are manufactured by Ness Security Products Pty Limited and known as 'SecurityGuard' and 'SecurityGuard II';

     'SELL' includes procure the sale of;

     'SITES' means the properties which are the subject of the Property Leases;

     'STATUTORY LICENCES' means the Canada Statutory Licences, the SA Statutory Licences, the UK Statutory Licences and the USA Statutory Licences;

     'TANGIBLE ASSETS' means the Canada Tangible Assets, the SA Tangible Assets, the UK Tangible Assets and the USA Tangible Assets or any of them;

     'TRANSFERRING EMPLOYEES' means the Employees who accept the FHSH's offer of employment, referred to in CLAUSE 9.2;

     'UK ASSETS' means the UK Tangible Assets and the UK Intangible assets;

     'UK BUSINESS' means the business of selling, installing and servicing residential security alarm systems through a distributorship network conducted by FAI UK using the UK Assets from the UK Site;

     'UK BUSINESS CONTRACTS' means the UK Distribution Agreements and all other agreements, arrangements or understandings and orders entered into, made or accepted by or on behalf of FAI UK in the course of conduct of the UK Business that are not fully performed at the Completion Date, including without limitation the right of FAI UK, as nominee of FAI Home Security Pty Limited (ACN 050 064 214), to market the SecurityGuard Product exclusively throughout the UK, other than the UK Property Lease and the UK Equipment Leases;

     'UK BUSINESS LIABILITIES' means all outstanding current liabilities incurred by FAI UK in the ordinary course of the UK Business as at the Completion Date and disclosed in the books of account of FAI UK as at 31 March 1997 as provided for, the book value of which the parties acknowledge does not exceed A$458,288;

     'UK CONSIDERATION' means the consideration referred to in CLAUSE 3.1;

     'UK DISTRIBUTION AGREEMENTS' means the distributor agreements, area distributor agreements and dealer agreements between FAI UK and the distributors, area distributors and dealers set out in part 3 of SCHEDULE 2;

     'UK EQUIPMENT LEASES' means each of the lease and hire purchase agreements listed in part 3 of SCHEDULE 5;

     'UK GOODWILL' means the goodwill of the UK Business including, but not limited to:

     (a)  the UK Records;

     (b) the right to exclusively carry on the UK Business at the UK Site in succession to FAI UK under the name 'FAI Home Security (UK)', including the UK Statutory Licences;

     'UK INTANGIBLE ASSETS' means:

     (a)  the UK Goodwill;

     (b)  the UK Intellectual Property;

     (c) subject to the consent of the lessor, the benefit of the UK Property Lease;

     (d) subject to the consent of the other party to each UK Business Contract (where required), the benefit of that Business Contract;

     (e) subject to the consent of the other party to each UK Equipment Lease (where required), the benefit of that UK Equipment Lease; and

     (f)  the UK Records and the UK Systems.

     'UK INTELLECTUAL PROPERTY' means all intellectual property and proprietary rights (whether registered or unregistered) owned by FAI UK in the conduct of the UK Business including:

     (a)  the  Business Names;

     (b)   all trade marks (if any); and

     (c) all patents, patent applications, inventions, know-how, registered and unregistered designs, copyright and similar industrial or intellectual property rights;

     'UK PLANT AND EQUIPMENT' means all fixed plant, equipment, motor vehicles, machinery, spare parts, furniture, fittings and other assets or chattels owned by FAI UK and used in the conduct of the UK Business, including those items listed in Part 3 of SCHEDULE 3;

     'UK PROPERTY LEASE' means the lease referred to in Part 2 of Schedule 9;

     'UK RECORDS' means all original and copy records, sales brochures and catalogues, documents, books, files, accounts, customer records, lists and databases, plans and correspondence belonging to or used by FAI UK in the conduct of the UK Business other than corporate accounting and statutory records;

     'UK SITE' means the property which is the subject of the UK Property Lease;

     'UK STATUTORY LICENCES' means any statutory licences, consents, approvals or authorisations required to carry on the UK Business, including without limitation those referred to in part 3 of SCHEDULE 8;

     'UK STOCK' means all stocks of raw materials, packaging materials, finished goods and other stock-in-trade owned by FAI UK used in the conduct of the UK Business.

     'UK SYSTEMS' means all of the following used in the conduct of the UK Business and owned by FAI UK: all accounting systems including all accounting, invoicing, debt control, credit control, debt collection, computer records, software and all ancillary data systems;

     'UK TANGIBLE ASSETS' means the UK Plant and Equipment and the UK Stock, the book value of which is claimed by FAI UK to be A$319,565;

     'USA ASSETS' means the USA Tangible Assets and the USA Intangible assets;

     'USA BUSINESS' means the business of selling, installing and servicing residential security alarm systems through a distributorship network conducted by FAI USA using the USA Assets from the USA Site;

     'USA BUSINESS CONTRACTS' means the USA Distribution Agreements and all other agreements, arrangements or understandings and orders entered into, made or accepted by or on behalf of FAI USA in the course of conduct of the USA Business that are not fully performed at the Completion Date, including without limitation the right of FAI USA, as nominee of FAI Home Security Pty Limited (ACN 050 064 214), to market the SecurityGuard Product throughout the USA, other than the USA Property Lease and the USA Equipment Leases;

     'USA BUSINESS LIABILITIES' means all outstanding current liabilities incurred by FAI USA in the ordinary course of the USA Business as at the Completion Date and disclosed in the books of account of FAI USA as at 31 March 1997 as provided for, the book value of which the parties acknowledge does not exceed A$26,192;

     'USA CONSIDERATION' means the consideration referred to in CLAUSE 3.4;

     'USA DISTRIBUTION AGREEMENTS' means the distributor agreements, area distributor agreements and dealer agreements between FAI USA and the distributors, area distributors and dealers set out in part 4 of SCHEDULE 2;

     'USA EQUIPMENT LEASES' means each of the lease and hire purchase agreements listed in part 4 of SCHEDULE 5;

     'USA GOODWILL' means the goodwill of the USA Business including, but not limited to:

     (a)  the USA Records;

     (b) the right to exclusively carry on the USA Business at the USA Site in succession to FAI USA under the name 'FAI Home Security USA', including the US Statutory Licences;

     USA INTANGIBLE ASSETS' means:

     (a)  the USA Goodwill;

     (b)  the USA Intellectual Property;

     (c) subject to the consent of the other party to each USA Business Contract (where required), the benefit of that Business Contract;

     (d) subject to the consent of the other party to each USA Equipment Lease (where required), the benefit of that USA Equipment Lease; and

     (e)  the USA Records and the USA Systems.

     'USA INTELLECTUAL PROPERTY' means all intellectual property and proprietary rights (whether registered or unregistered) owned by FAI USA in the conduct of the USA Business including:

     (a)  the  Business Names;

     (b)  all trade marks (if any); and

     (c) all patents, patent applications, inventions, know-how, registered and unregistered designs, copyright and similar industrial or intellectual property rights;

     'USA PLANT AND EQUIPMENT' means all fixed plant, equipment, motor vehicles, machinery, spare parts, furniture, fittings and other assets or chattels owned by FAI USA and used in the conduct of the USA Business, including those items listed in Part 4 of SCHEDULE 3;

     'USA RECORDS' means all original and copy records, sales brochures and catalogues, documents, books, files, accounts, customer records, lists and databases, plans and correspondence belonging to or used by FAI USA in the conduct of the USA Business other than corporate accounting and statutory records;

     'USA SITE' means the property which is the subject of the USA Property
     Lease;

     'USA STATUTORY LICENCE' means any statutory licences, consents, approvals or authorisations required to carry on the USA Business, including without limitation those referred to in part 4 of SCHEDULE 8;

     'USA STOCK' means all stocks of raw materials, packaging materials, finished goods and other stock-in-trade owned by FAI USA used in the conduct of the USA Business.

     'USA SYSTEMS' means all of the following used in the conduct of the USA Business and owned by FAI USA: all accounting systems including all accounting, invoicing, debt control, credit control, debt collection, computer records, software and all ancillary data systems;

     'USA TANGIBLE ASSETS' means the USA Plant and Equipment and the USA Stock, the book value of which is claimed by FAI USA to be A$9,041;

     'VENDORS' means FAI UK, FAI SA, FAI Canada and FAI USA;

     'WARRANTIES' means each of the representations and warranties listed in
     SCHEDULE 4;

     In this agreement unless the contrary intention appears:

     (a) the singular includes the plural and vice versa and words importing a gender include other genders;

     (b) reference to any legislation or any provision of any legislation includes any amendment, modification, consolidation or re-enactment of the legislation or any legislative provision substituted for, and all legislation and statutory instruments of, and regulations issued under, the legislation;

     (c) other grammatical forms of defined words and expressions have corresponding meanings;

     (d) a reference to a clause, paragraph, schedule or annexure is a reference to a clause or paragraph of, or schedule or annexure to, this agreement and a reference to this agreement includes its schedules and annexures;

     (e) words importing persons include firms, bodies corporate, unincorporated associations or authorities;

     (f) a reference to a person includes a reference to the person's executors, administrators, successors, substitutes and assigns;

     (g) an agreement, representation, warranty or indemnity given or undertaken by 2 or more persons binds them and is given jointly and severally;

     (h) headings are for ease of reference only and do not affect the construction of this agreement;

     (i) a reference to an amount of money is a reference to the amount in the lawful currency of the Commonwealth of Australia;

     (j) a reference to writing includes typewriting, printing, lithography, photography and any other mode of representing or reproducing words, figures or symbols in a permanent and visible form; and

     (k) a document expressed to be an annexure means a document a copy of which has been initialled for the purposes of identification by or on behalf of the parties.


2.   AGREEMENT TO SELL

2.1  FAI UK agrees to sell to FHSH the UK Assets for the UK Consideration.

2.2  FAI SA agrees to sell to FHSH the SA Assets for the SA Consideration.

2.3 FAI Canada agrees to sell to FHSH the Canada Assets for the Canada Consideration.

2.4  FAI USA agrees to sell to FHSH the USA Assets for the USA Consideration.

3.   CONSIDERATION

3.1 Subject to clauses 3.7 and 3.8, in consideration for the UK Assets, at Completion FHSH must pay to or at the direction of FAI UK an amount of A$1,064,019 plus an amount equal to the value of UK Business Liabilities.

3.2 Subject to clauses 3.7 and 3.8, in consideration for the SA Assets, at Completion FHSH must pay to or at the direction of FAI SA an amount of A$77,685 plus an amount equal to the value of SA Business Liabilities.

3.3 Subject to clauses 3.7 and 3.8, in consideration for the Canada Assets, at Completion FHSH must pay to or at the direction of FAI Canada an amount of A$936,641 plus an amount equal to the value of Canada Business Liabilities.

3.4 Subject to clauses 3.7 and 3.8, in consideration for the USA Assets, at Completion FHSH must pay to or at the direction of FAI USA an amount of A$119,158 plus an amount equal to the value of USA Business Liabilities.

3.5 FAI UK directs that an amount equal to A$212,002, representing part of the cash consideration referred to in CLAUSE 3.1, be paid to Cervale.

3.6 Cervale directs that the amount to be paid to it pursuant to CLAUSES 3.1 and 3.5 be paid to or at the direction of FHSH.

3.7 If the book value of the Tangible Assets of any Vendor is less than the amount referred to in the relevant definition of Tangible Assets in clause 1.1, then the amount to be paid by FHSH to that Vendor under this clause 3 must be reduced by the amount of the difference.

3.8 If the book value of the Business Liabilities of any Vendor is more than the amount referred to in the relevant definition of Business Liabilities in clause 1.1, then the amount to be paid by FHSH to that Vendor under this clause 3 is limited to the amount referred to in that definition.

4.   TITLE AND RISK

4.1  Title to the Assets will pass to FHSH on the Effective Date.

4.2 The sale and purchase of the Assets will be effective as and from the Effective Date and risk to the Assets will be given and taken as at the Effective Date. Possession of the Assets will be given and taken at Completion.


5.   TRADING RESPONSIBILITIES

5.1 Subject to Completion, all income and profits of the Business earned or receivable, or otherwise referable to, any period:

     (a)  up to and including the Effective Date belong to the Vendors;

     (b)  after the Effective Date belong to FHSH.

6.   COMPLETION

6.1 Completion will take place on the date of this Agreement at Level 12, 185 Macquarie Street, Sydney, New South Wales.

6.2  At or promptly after Completion, the Vendors must deliver to FHSH:

     (a)  possession and control of the Assets;

     (b) duly executed transfers of the Business Names in registrable form together with the relevant certificates of registration;

     (c) certificates of registration and duly executed notices of disposition in respect of the Motor Vehicles;

     (d) if the lessor's consent has been obtained to the assignment by Completion, duly executed deeds of assignment and duly executed forms of Transfer of Lease in respect of the Property Leases;

     (e)  the Records;

     (f) stamped original counterparts of the Property Leases, and, to the extent available to the Vendors, of the Business Contracts and Equipment Leases;

     (g)  a list of the Book Debts pursuant to CLAUSE 10.2;

     (h) any documents required to transfer the Statutory Licences to FHSH or its nominees; and

     (i) any other document or thing reasonably necessary to give full effect to this agreement as it relates to each Vendor.


6.3 As soon as practicable after Completion, the Vendors must deliver to FHSH all documents necessary to release the Canada Assets from the registrations made over that property under the Personal Property Services Act (Canada), namely, the following registration numbers:


          -------------------------------------------------------------------
            FILE NO.      REGISTRATION NO.         SECURED PROPERTY
          -------------------------------------------------------------------
          830009916       970417 1317 1031 4894    All personal property i.e.
                                                   consumer goods, inventory,
                                                   equipment, accounts and
                                                   other.
          -------------------------------------------------------------------
          817129395       951002 1853 1529 2217    Grand Cherokee Jeep
          -------------------------------------------------------------------

-------------------------------------------------------------------------
                      970305 1926 1529 9599
-------------------------------------------------------------------------
817042122             950927 1646 1737 4132    Chevrolet Cavalier
-------------------------------------------------------------------------
815691933             950727 1656 1737 0613    Chevrolet Astro Van
-------------------------------------------------------------------------

6.4 The Vendors must use their reasonable endeavours to obtain all required transfers to FHSH of all Statutory Licences, Property Leases, Equipment Leases and Business Contracts but if, despite their reasonable endeavours, any of the Vendors are unable to procure any such transfers the relevant Vendor must:

     (a) hold the benefit of the relevant Statutory Licence, Property Lease, Equipment Lease or Business Contract on trust for the benefit of FHSH; and

     (b) fully co-operate with FHSH in any reasonable arrangements designed to provide for FHSH the benefit of the relevant Statutory Licence, Property Lease, Equipment Lease or Business Contract.


7.   WARRANTIES

7.1 The Vendors and Cervale jointly and severally represent and warrant to FHSH that each of the Warranties is true and accurate at the date of this agreement and will be true and accurate on each day up to and including the Completion Date.


7.2 Each of the Warranties is separate and independent and is not limited by reference to any other Warranty or any other provision in this agreement.

7.3  Each of the Warranties:


     (a) is given by each of the Vendors and, except where expressly otherwise provided, applies separately in relation to each Vendor as if each reference in SCHEDULE 4 to 'Vendors' is to that Vendor; and

     (b) remains in full force and effect on and after the Completion Date despite Completion.

7.4 Provided that all matters disclosed in SCHEDULE 6 have been disclosed separately to FHSH prior to the date of execution of this agreement, FHSH acknowledges that none of the matters disclosed in SCHEDULE 6 or any other matter referred to or contemplated by this agreement can give rise to a breach of Warranty. No other information relating to any Assets of which FHSH has knowledge, actual or constructive, prejudices any Claim of FHSH under the Warranties nor operates to reduce any amount recoverable.

7.5 Subject to CLAUSE 7.6, if there is a breach of or inaccuracy in any of the Warranties on or before Completion FHSH may immediately terminate this agreement by notice in writing to all of the Vendors but is not entitled to any other remedy.

7.6 The Vendors or Cervale must immediately notify FHSH in writing of any facts or circumstances of which it becomes aware which constitute or may constitute a breach of any Warranty ('NOTIFIED BREACH'). FHSH must notify the Vendors and Cervale within 7 days of receipt of such notice whether or not it has elected to terminate this agreement as a result of a Notified Breach in accordance with CLAUSE 7.5. FHSH acknowledges that if it makes no election within seven days of receipt of such notice, then FHSH waives any rights it may have to terminate this Agreement in respect of the Notified Breach.

7.7 The rights and remedies of FHSH in respect of any breach of the Warranties or of the terms of this agreement are not affected by Completion.

7.8  The Vendors and Cervale jointly and severally indemnify FHSH from all
     Claims:

     (a) made by any third party in relation to a matter which constitutes, or in circumstances that constitute, a breach of any of the Warranties or any other covenant or representation in this agreement; or

     (b) which FHSH suffers or incurs directly or indirectly by reason of any of the Warranties or any other covenant or representation made in this agreement being untrue or inaccurate in any respect or by reason of any failure by the Vendors or Cervale to fulfil its obligations under this agreement.

7.9  Notwithstanding any other provision of this agreement:

     (a) the maximum aggregate liability of the Vendors under the Warranties shall be limited to an amount equal to A$500,000;

     (b) the Vendors shall not have any liability in respect of any Claim under the Warranties unless reasonable particulars of the Claim are given to the Vendors before the first anniversary of Completion;

     (c) the liability of the Vendors in respect of any Claim under the Warranties shall be reduced to the extent that the Claim has arisen as a result of any act or omission after Completion by FHSH;

     (d) the Vendors shall not be liable in respect of any Claim under the Warranties unless the aggregate of all Claims made against the Vendors under the Warranties exceeds the sum of A$20,000, but thereafter the Vendors will be liable for the whole amount payable in respect of all claims, and not just the excess over A$20,000.

7.10 FHSH acknowledges and agrees that, except for the Warranties, the Vendors have not given, nor has FHSH relied upon, any representation, warranty, statement or document or other conduct by the Vendors or their representatives in connection with the Assets or the Business.

7.11 FHSH must (at the cost of the Vendors) take such action as the Vendors may request in relation to a Notified Breach, including without limitation:

     (a) prosecute any action or proceedings, including the making of any counter-claim or cross-claim against any person;

     (b) conduct any negotiations and participate in any investigation in respect of such notified breach;

     (c) not accept, pay or compromise such notified breach without the Vendors' prior written consent; and

     (d) co-operate and procure its solicitors, accountants and other representatives to co-operate with the Vendors and their counsel, accountants or other representatives in respect of such notified breach.


8.   BUSINESS CONTRACTS AND EQUIPMENT LEASES

8.1 Subject to Completion and the Vendors at their cost obtaining all necessary consents:

     (a) FAI UK assigns and FHSH accepts an assignment of the benefit of the UK Business Contracts and UK Equipment Leases with effect from the Effective Date;

     (b) FAI SA assigns and FHSH accepts an assignment of the benefit of the SA Business Contracts and SA Equipment Leases with effect from the Effective Date;

     (c) FAI Canada assigns and FHSH accepts an assignment of the benefit of the Canada Business Contracts and Canada Equipment Leases with effect from the Effective Date;

     (d) FAI USA assigns and FHSH accepts an assignment of the benefit of the USA Business Contracts and USA Equipment Leases with effect from the Effective Date;

8.2 Subject to clause 8.5, FHSH must assume, perform and observe the covenants and obligations of each Vendor under the Business Contracts and Equipment Leases arising after the Effective Date and indemnifies each Vendor against any Liabilities arising as a result of any breach or non-performance or non-observance of any terms and conditions of any Business Contract or of any Equipment Lease after the Effective Date.

8.3 The Vendors indemnify FHSH against all Liabilities incurred by FHSH as a result of any breach or default under any of the Business Contracts or Equipment Leases occurring on or prior to the Effective Date.

8.4 The Vendors must use their reasonable endeavours to obtain all necessary consents to the assignment of the benefit of the Business Contracts and Equipment Leases to FHSH but if, despite their reasonable endeavours, any of the Vendors are unable to procure all necessary consents to the assignment of the benefit of any Business Contract or Equipment Lease to FHSH, the relevant Vendor must:

     (a) hold the benefit of the Business Contract or Equipment Lease on trust for the benefit of FHSH; and

     (b) fully co-operate with FHSH in any reasonable arrangements designed to provide for FHSH the benefit of the Business Contract or Equipment Lease including enforcement of any and all rights of the relevant Vendor against the party to that Business Contract or to that Equipment Lease.

8.5  Nothing in clause 8.2 requires FHSH to assume liability for any Claims:

     (a) arising out of any act or omission prior to the Effective Date relating to the Business Contracts; or

     (b) arising from any warranties given or issued in respect of the SecurityGuard product prior to the Effective Date.

9.   EMPLOYEES

9.1  The Vendors must on the Completion Date:

     (a) release each Transferring Employee from his or her employment with the Vendor;

     (b) ensure that all contributions due to be made by the Vendors to the Vendor's superannuation funds on or before the Effective Date in respect of each Transferring Employee have been duly made.

9.2 On or before the Completion Date, each Vendor and FHSH must jointly issue to each Employee (unless that Employee has ceased to be an employee of the Vendor before that date) a letter under which FHSH offers to employ that Employee as and from the Effective Date on terms substantially similar to the terms of employment existing at the date of this agreement between the Vendor and that Employee.

9.3 The Vendors shall be responsible for all Employee Entitlements of all the Employees on and before the Effective Date.

9.4 From and after the Effective Date FHSH shall be responsible for all Employee Entitlements of the Transferring Employees, and shall treat the period of service (including any period of service deemed by award, statute or contract) which each Transferring Employee has had with the Vendor as deemed service with FHSH.

10.  BOOK DEBTS

10.1 FHSH must:

     (a) for the period of 6 months following Completion, seek payment of the Book Debts outstanding at Completion in accordance with generally accepted commercial practices; and

     (b) account to the Vendor on a monthly basis after the Completion Date for all amounts received by FHSH referable to the Book Debts.

10.2 The Vendor must provide to FHSH at Completion a list of the Book Debts as at Completion setting out for each debtor:

     (a)  the name;

     (b)  the address;

     (c)  the amount owing; and

     (d)  the due date for payment of the Debt.

10.3 Nothing in this CLAUSE 10:

     (a) obliges FHSH to take action to recover any Book Debt, by way of recovery or enforcement proceedings; or

     (b) precludes the Vendor from taking action (including by legal proceedings) at any time to recover any Book Debt that the Vendor regards as a doubtful debt (but not any other debt).

10.4 Amounts received by FHSH from any debtor of the Business must be applied in payment of the oldest outstanding debt of that debtor unless otherwise indicated in writing by that debtor.


11.  CHANGE OF NAME

     Each Vendor must change its name as soon as possible after Completion and in any event within seven days to a name which does not include:

     (a)  the words 'FAI Home Security'; or

     (b)  words forming part of:

          (i)  any of the trade marks of the Business; or

          (ii) any of the Business Names; or

     (c) any other words which may be misleading or deceptively similar to or likely to be confused with any of the trade marks of the Business or Business Names.


12.  GUARANTEE

12.1 In consideration for FHSH entering into this agreement at the request of Cervale, Cervale:

     (a) guarantees to FHSH the due and punctual performance by each Vendor of all of its obligations under this agreement; and

     (b) indemnifies FHSH from and against any liabilities which may be incurred or sustained by FHSH in connection with any default or delay by any of the Vendors in the due and punctual performance of any of its obligations under this agreement.

12.2 The liability of Cervale under this CLAUSE 12 is not affected by any act, omission or thing which, but for this provision, might in any way operate to release or otherwise exonerate or discharge Cervale from any of its obligations including (without limitation) the grant to any of the Vendors or any other person of any time, waiver or other indulgence, or the discharge or release of any of the Vendors or any other person from any obligation.

12.3 This CLAUSE 12 shall be a continuing guarantee and indemnity and shall, notwithstanding Completion, remain in full force and effect for so long as the Vendor has any liability or obligation to FHSH under this agreement and until all of those liabilities or obligations have been fully discharged.


13.  MOTOR VEHICLES

13.1 FHSH must bear the cost of preparing any notice of disposal required in relation to any Motor Vehicle sold under this agreement.

13.2 FHSH must bear the cost of preparing and lodging any notice of acquisition or other documents required to be lodged under the relevant motor vehicle legislation and all stamp and other duties payable with respect to the transfer of ownership of any Motor Vehicle under this agreement.


14.  COSTS

14.1 FHSH must bear the costs in relation to the preparation and execution of this agreement.

14.2 FHSH must pay all stamp duty on this agreement and on any instrument or other document executed to give effect to any provisions of this agreement.

15.  PUBLICITY

     No announcement or communication of any kind relating to the negotiations of the parties or the subject matter or terms of this agreement will be made or authorised by or on behalf of any party without the prior written approval of each of the other parties unless that announcement or communication is required to be made by law.


16.  DURATION OF PROVISIONS

     The covenants, conditions, provisions and Warranties contained in this agreement do not merge or terminate at Completion and to the extent that they have not been fulfilled and satisfied remain in full force and effect.


17.  ASSIGNMENT

     None of the rights of the parties under this agreement may be assigned or transferred.


18.  ENTIRE AGREEMENT

     This agreement contains the entire understanding of the parties as to its subject matter and any and all previous understandings or agreements on that subject matter cease to have any effect from the date of this agreement.


19.  NO WAIVER

19.1 The failure of a party to exercise or delay in exercising a right, power or remedy under this agreement does not prevent its exercise.

19.2 A provision of or right under this agreement may not be waived except by a waiver in writing signed by the party granting the waiver, and will be effective only to the extent specifically set out in that waiver.


20   GOVERNING LAW AND JURISDICTION

20.1 This agreement is governed by the law of New South Wales.

20.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales

21.  FURTHER ACTION

     Each party must, both before and after the Completion Date, do everything reasonably necessary or desirable to give full effect to this agreement.


22.  COUNTERPARTS

     This agreement may be executed in any number of counterparts and all those counterparts taken together are regarded as one instrument.


23.  NOTICES

23.1 A notice required or authorised to be given or served on a party under this agreement must be in writing and may be given or served by facsimile, post or hand to that party at its facsimile number or address appearing in this clause or such other facsimile number or address as the party may have notified the other party or parties in writing:

     Vendors           Attention:  Mr Brad Cooper
     Facsimile No:     9936 2425

     FHSH              Attention:  Mr Terry Youngman
     Facsimile No:     9936 2425

     Guarantor:        Attention:  Mr Brad Cooper
     Facsimile:        99362425

23.2 A notice is deemed to have been given or served on the party to whom it was sent:

     (a) in the case of hand delivery, on delivery;

     (b) in the case of pre-paid post, 4 days after the date of despatch;

     (c) in the case of facsimile transmission, at the time of despatch if, following transmission, the sender receives a transmission confirmation report or, if the sender's facsimile machine is not equipped to issue a transmission confirmation report, the recipient confirms in writing that the notice has been received.

23.3 A notice given or served under this agreement is sufficient if:

     (a) in the case of a company, it is signed by a director, officer or secretary of that company; or

     (b) in the case of an individual, it is signed by that party.

23.4 The provisions of this clause are in addition to any other mode of service permitted by law.

23.5 In this clause 'NOTICE' includes a demand, request, consent, approval, offer and any other instrument or communication made, required or authorised to be given under this agreement.

                          SCHEDULE 1 - BUSINESS NAMES



FAI HOME SECURITY CANADA

FAI HOME SECURITY SA

FAI HOME SECURITY UK

FAI HOME SECURITY USA

SECURE HOME FINANCE (CANADA)

SECURE HOME FINANCE

FAI SECURITY GROUP

FAI SECURITY GROUP (CANADA)

FAI SECURITY

EXTRA WATCH

SECURITYGUARD

           SCHEDULE 2 - DISTRIBUTORS, AREA DISTRIBUTORS AND DEALERS

                                  (CLAUSE 13)

Brampton               AD      Dufferin - Peel Security                           PHONE:   0011 1905 455 4885       SPD:  322
Barry Stranks                  39-160 Wilkinson Road                              FAX:     0015 1905 455 9447       SPD:  417
                               Brampton  ONTARIO  CANADA  L6T 4Z4                 MOBILE:  0011 1416 573 1062
                                                                                  PAGER:

Ottawa                 AD      National Capital Security P/L                      PHONE:   0011 1613 727 8900       SPD:  323
John Murrayu                   202-223 Colannade Road                             FAX:     0015 1613 727 9767       SPD:  421
                               Ottawa  ONTARIO  CANADA  K2E 7K3                   MOBILE:  0011 1613 794 5400
                                                                                  PAGER:

Pickering              D       Domestic Home Security Inc                         PHONE:   0011 1905 420 9980       SPD:  327
Tim Ash                        Tribute Corporate Centre,
                               815 Ironstone Manor, Unit 5                        FAX:     0015 1905 837 2872       SPD:  423
Anthony Capomolla              Pickering  ONTARIO  CANADA  L2R 4J2                MOBILE:  0011 1416 452 0898
                                                                                  PAGER:

St Catherines          AD      Niagara Security Systems                           PHONE:   0011 1905 688 0936       SPD:  292
Bill Goodman                   110 Highland Avenue                                FAX:     0015 1905 685 0529       SPD:  422
                               St Catherines  ONTARIO  CANADA  L2R 4J2            MOBILE:  0011 1905 984 0865
                                                                                  PAGER:

Waterloo/Kitchener     AD      Continental Security                               PHONE:   0011 1519 885 4356       SPD:  325
Dave Bolton                    295 Weber Street                                   FAX:     0015 1519 885 4332       SPD:  424
                               Waterloo/Kitchener  ONTARIO
                               CANADA  N2J 3H8                                    MOBILE:  0011 1519 575 3038
                                                                                  PAGER:

Woking                 D       FAI Home Security (XXI) Ltd                        PHONE:   0011 44 1483 751 885     SPD:  559
Dean Reilly                    1st Floor, Cavendish House, 40 Goldsworth Road     FAX:     0015 1483 769 733        SPD:  428
                               Woking  SURREY  UK  GU21 1JT                       MOBILE:
                                                                                  PAGER:

Burnely                HO      FAI Home Security (UK) Limited                     PHONE:   0011 44 128 9607         SPD:
Sharon McDonald                Northbridge Centre, Elm Street                     FAX:     0015 44 128 245 1633     SPD:  425
Corina                         Burnely  LANCS  UK  BB101 PD                       MOBILE:
                                                                                  PAGER:

Amsterdam              D       FAI Home Security (Amsterdam)                      PHONE:   0011 3120 688 6266       SPD:  551
Dragan Keresevic               SOS Security, Den Brielstraat 2C - 1055 RV         FAX:     0015 3120 688 7265       SPD:  429
                               Amsterdam                                          MOBILE:
                                                                                  PAGER:

Belgium                 D      FAI Home Security (Belgium)                        PHONE:   0011 3225 568 680        SPD:  552
Guy Iwens                      Vestingstraat 1, bus 310, 3200 Aarschot            FAX:     0015 3225 571 457        SPD:  430
                               Belgium                                            MOBILE:
                                                                                  PAGER:

The Netherlands        D       VH Home Security                                   PHONE:   0011 31 102 844 242      SPD:  550
Erik Van Heel                  Lentedans 49b, 2907 AX Capelle a/d Ijssel          FAX:     0015 31 102 844 245      SPD:  431
                               The Netherlands                                    MOBILE:  0011 31 653 494 820
                                                                                  PAGER:   0011 31 102 844 249

South Africa                   FAI Home Security                                  PHONE:   0011 27 82 858 0426      SPD:
                               88 Everfair Avenue, Randjesfontein                 FAX:     0015 27 11 315 2795      SPD:  438
                               South Africa  SOUTH AFRICA  1685                   MOBILE:
                                                                                  PAGER:

                       SCHEDULE 3 - PLANT AND EQUIPMENT

                                  (clause 1)

FAI HOME SECURITY (CANADA) INC
CAPITAL ASSETS
AS AT DECEMBER 31, 1996

Date
Acquired               Description                                      Cost
Sep 94         Photocopier and fax machine                           $ 5,745.13
Oct 94         TV, VCR & slide projector                             $ 1,300.76
Oct 94         Refrigerator                                          $   400.00
Nov 94         Video recorder                                        $ 1,133.98
Feb 95         Document feeder for photocopier                       $ 1,775.53
Apr 95         Microwave                                             $   228.85
Apr 95         3 Filing cabinets                                     $   667.44
Apr 95         Portable slide projector and case                     $ 1,267.92
Oct 95         Laser fax machine                                     $ 1,722.60
Nov 95         Corkboard and 2 filing cabinets                       $ 1,055.16
Dec 95         2 Filing cabinets                                     $   527.04
                                                                     ----------
               TOTAL OFFICE EQUIPMENT                                $15,824.41
                                                                     ==========


  Date
Acquired                          Description                           Cost

Sep 94         Office furniture sets - Bill, Brian, Alison, Randy    $ 8,640.00
               Boardroom table and chairs, 4 filing cabinets
               2 desks*, 1 credenza*, 1 whiteboard*
               (* THESE WERE LEFT IN THE PICKERING OFFICE)
Sep 94         Receptionist workstation                              $ 1,080.00
Sep 94         8 Grey folding tables                                 $   673.92
               (4 of these were left in Pickering)
Sep 94         12 Chairs* 5 arm chairs, 1 bookcase, 4 whiteboards*
               1 coat-rack* (* left in Pickering)                    $ 2,047.68
Oct 94         Inspirational pictures                                $ 1,049.28
Nov 94         6 Guest chairs*, 1 whiteboard* (*left in Pickering)   $   543.24
Feb 95         1 Desk and chair (left in Pickering)                  $   381.24
Feb 95         Legal filing cabinet                                  $   160.92
Apr 95         20 Telemarketing desks (left in Pickering)            $ 2,721.60
Apr 95         2 Desks and chairs (left in Pickering)                $   713.88
May 95         4 Chairs, coffee table (reception area)               $   804.60


 May 95         Office dividers                               $   545.40
July 95         Laminating machine                            $   350.00
 Aug 95         Office set - desk, chair, bookcase            $   996.84
                                                              ----------
                TOTAL FURNITURE AND FIXTURES                  $20,708.60
                                                              ==========

                       SCHEDULE 3 - PLANT AND EQUIPMENT
                                  (clause 1)


FAI HOME SECURITY (CANADA) INC
CAPITAL ASSETS
AS AT DECEMBER 31, 1996


  Date
Acquired                  Description                              Cost
Jul 94          Computer and laser printer (Bill Gadd)         $ 5,320.08
Sep 94          4 Computers (486 DX2-66)/ 3 printers           $16,271.28
Oct 94          CD Rom                                         $   307.80
Dec 94          Modem                                          $   592.92
Jan 95          Hard drive backup system                       $   534.60
Jan 95          Laser printer                                  $ 2,378.60
Mar 95          3 Computers (486 DX2-66)                       $ 5,687.28
Sep 95          2 Bubblejet printers                           $   864.00
Jan 96          New computer hard drive                        $   348.41
Feb 96          Additional 8MG of RAM                          $   410.40
Sep 96          Bubblejet printer                              $   215.99
Sep 96          Laser printer                                  $ 1,235.50
                                                               ----------
                TOTAL COMPUTER EQUIPMENT                       $34,166.86
                                                               ==========

           1 computer and bubblejet printer was left in Pickering

  Date
Acquired                  Description                              Cost
Jul 94          Windows & DOS                                   $  235.44
Oct 94          WordPerfect, Lotus 1-2-3                        $  440.69
Oct 94          ACCPAC Plus - GL, AR, AP, Payroll               $4,008.91
Oct 94          Canada phone - TM leads                         $  140.39
Dec 94          ACCPAC Windowing systems manager, inventory     $1,056.24
Apr 95          Corel Draw                                      $  475.19
May 95          InstallTrack software                           $  446.04
Jul 95          Canada phone - TM leads                         $  279.00
Dec 95          Canada phone - TM leads                         $  101.52
                                                                ---------

                TOTAL COMPUTER SOFTWARE                         $7,183.42
                                                                =========

                       SCHEDULE 3 - PLANT AND EQUIPMENT
                                  (Clause 1)

FAI HOME SECURITY (CANADA) INC
CAPITAL ASSETS
AS AT DECEMBER 31, 1996


  Date
Acquired                      Description                            Cost
Sep 94      Complete meridian norstar telephone system.
            Includes 10 phones 5 - M7208, 3 - M7310,
            2 - M7324                                             $ 6,960.87
Oct 94      Installation charges for phone system - Pickering     $ 1,380.00
Oct 94      2 additional phones and installation (M7310)          $   685.80
Dec 94      3 additional phones and installation (M7208)          $ 1,272.00
Mar 95      2 additional phones and installation (M7280)          $   800.40
Mar 95      14 Telemarketing phones and installation*             $ 2,309.68
            (* These were left in Pickering)
May 95      Reception module phone (M7324)                        $   439.00
                                                                  ----------

            TOTAL TELEPHONE EQUIPMENT                             $13,847.75
                                                                  ==========

                            SCHEDULE 4 - WARRANTIES

                                  (clause 7)


Warranty 1
(Vendor)

1.1 The execution, delivery and performance of this agreement by the Vendor will constitute legally valid and binding obligations on the Vendor, enforceable in accordance with its terms.

1.2 The sale of the Assets pursuant to this agreement does not result in a breach of any obligation or constitute a default under or result in the imposition of any Encumbrance under any agreement or undertaking, by which the Vendor is bound.

1.3 Neither the Vendor nor any of its members has any interest directly or indirectly in any company or business which is or is likely to be competitive with the Business.

1.4 No meeting has been convened, resolution proposed, petition presented or order made for the winding up of the Vendor and no receiver, receiver and manager, provisional liquidator, liquidator or other officer of the Court has been appointed in relation to the Assets or any of them and no mortgagee has taken or attempted or indicated in any manner an intention to take possession of any of the Assets.


Warranty 2
(Accounts and Records)

2.1  The Accounts:

     (a) disclose a true and fair view of the affairs, financial position and assets and liabilities of the Vendors as at the Accounts Date and of the income, expenses and results of the operations of the Vendors for the six month period (or the financial year in the case of FAI Canada) ended on the Accounts Date; and

     (b) were prepared in accordance with applicable accounting standards and legal requirements on a basis that is materially consistent with the audited accounts of the Vendors for the twelve month period preceding the six month period (or the financial year ended in the case of FAI Canada) ended on the Accounts Date.

2.2  Since the Accounts Date:

     (a) the Business has been carried on in the ordinary and usual course and no contracts or commitments differing from those ordinarily made in the conduct of the Business have been entered into or incurred;

     (b) there has been no material adverse change in the Assets, the financial condition or the profitability of the Business.

2.3  The Records:

     (a)  have been fully, properly and accurately kept and completed; and

     (b)  do not contain material inaccuracies or discrepancies of any kind.

Warranty 3
(Title to Assets)

3.1 The Vendor is the absolute legal and beneficial owner of all the Assets and at Completion all the Assets will vest in FHSH free from all Encumbrances.

3.2 Schedule 3 contains an accurate list of all of the Plant and Equipment owned by the Business and used in the conduct of the Business.

Warranty 4
(Plant and Equipment)

4.1  The Plant and Equipment:

     (a)  is in a good and safe state of repair and condition;

     (b)  is in good working order;

     (c) is capable and will be capable, over the period of time during which it will be written down to a nil value in the accounts of the Business, of doing the work for which it was designed or purchased;

     (d)  is used in and not surplus to the requirements of the Business.

4.2  The Assets are:

     (a)  all located at the Site;

     (b)  the only assets used by the Vendor in the Business; and

     (c)  the only assets required for the conduct of the Business.

Warranty 5

(Compliance with statutory requirements)

5.1 The Vendor holds all statutory licences, consents, approvals and authorisations necessary for the carrying on of the Business and the use of the Site and has complied with the terms of those licences, consents, approvals and authorisations.

5.2 The present conduct of the Business and use of the Assets does not, to the knowledge of the Vendor, breach or contravene any law, statute, ordinance, rule, regulation, by-law, scheme or permit.

Warranty 6
(Property Lease)

6.1  With respect to the Property Lease:

     (a)  there are no subsisting breaches;

     (b) the Vendor has observed the obligations and covenants of the lessee and has not received a notice which has not been complied with;

     (c)  it is valid and subsisting;

     (d) the Vendor has exclusive occupation and quiet enjoyment of the Site and holds all necessary licenses, permits and approvals for the conduct of the Business from the Site.

6.2  The use of the Site for the carrying on of the Business:

     (a) does not, to the knowledge of the Vendor, breach any applicable law, statute, ordinance, rule, regulation, by-law, planning scheme, development consent, order, permit or determination of any governmental authority;

     (b)  is permitted under the terms of the Property Lease; and

     (c) is in conformity with all local government building, health, fire and public utility laws and regulations.

6.3 No development, alterations or works have been carried out in relation to the Site which would require any permission or consent under any statute or regulation which has not been obtained and all conditions attaching to any such permission or consent have been fully complied with.

Warranty 7
(Equipment Leases)

7.1 The agreements described in Schedule 5 constitute all the plant and equipment leases or hire purchase agreements used in the Business.

7.2  With respect to each Equipment Lease:

     (a) there are no subsisting breaches and the Vendor has received no notice of any breach of the Equipment Lease;

     (b)  it is valid and subsisting; and

     (c)  it has not been amended or modified.

Warranty 8
(Employees)

8.1  In respect of each Employee:

     (a) the details of that Employee's salary, bonus and other benefits and other material terms of employment listed in Schedule 7 are true and correct in all respects;

     (b) the Vendor has complied in all respects with all obligations imposed on it by statutes, orders, regulations, collective agreements and awards;

     (c) the Vendor has made all payments in respect of occupational superannuation required under any statute or award;

     (d) except as required by law, that Employee's employment with the Business may be terminated by the employer by notice of 30 days or less.

Warranty 9
(Superannuation)

9.   Except for the Vendor's Fund:

     (a) there are no superannuation, retirement or provident schemes or other arrangements providing for any payment to Employees on their retirement, resignation or death or on the occurrence of any permanent or temporary disability in operation in relation to the Business;

     (b) the Vendor does not contribute to any other schemes which will provide the Employees or their respective dependants with pensions, annuities or lump sum payments upon retirement or death or otherwise; and

     (c) the Vendor is not under any legal liability or ex-gratia arrangement or promise to pay pensions, gratuities, superannuation allowances or the like to any Employees.

Warranty 10
(Business Contracts)

10.1 There are no agreements, arrangements or understandings (whether written or unwritten) affecting the Assets or the carrying on of the Business that:

     (a) FHSH will be unable to terminate after the Completion Date on giving 30 days' notice or less without penalty;

     (b) are material to the operation of the Business and have not been disclosed in writing to FHSH;

     (c) are outside the ordinary and proper course of business of the Business or otherwise contain any unusual, abnormal or onerous provision;

     (d) are incapable of being fulfilled or performed on time without undue or unusual expenditure of money or effort;

     (e) entitle the other party to terminate the agreement, or impose terms less favourable to the Business, by reason of the change in ownership of the Business.

10.2 To the best of the knowledge, information and belief of the Vendor, no customer or supplier of the Business will cease to purchase from or sell to the Business by reason of the change in ownership of the Business.


Warranty 11
(Litigation)

11.1 To the knowledge of the Vendor, there is no Claim threatened or pending against the Vendor in respect of the Business or the Assets nor does there exist or has there occurred any fact, matter or circumstance likely to give rise to any Claim or Liability which could affect the ability of the Business to continue operating or which may materially adversely affect the Goodwill.

11.2 There are no unsatisfied or outstanding judgments, orders or awards affecting the Vendor, the Business or any of the Assets or to which it is or may become a party.


Warranty 12
(Intellectual Property Rights)

12.1 The Vendor's use of the Intellectual Property Rights does not infringe, breach an obligation of confidence or wrongfully use any confidential information, trade secrets, copyright, letters patent, trade marks, service marks, trade names, designs, business names or other similar industrial, commercial or intellectual property rights of any corporation or person and no Claims have been asserted challenging the Vendor's use of the Intellectual Property Rights.

12.2 The Vendor has not licensed, assigned, authorized or permitted any person or corporation to use the Intellectual Property Rights or the Business Name.

Warranty 13
(Material disclosure)

13. All information concerning the Business and the Assets which might reasonably be expected to be material for disclosure to a prudent intending purchaser of the Business in determining whether or not to purchase the Business or the price at which a purchaser would be prepared to purchase the Business has been disclosed in writing to FHSH.

                         SCHEDULE 5 - EQUIPMENT LEASES


  UK

  Photocopier    (Pounds)2,500 per annum
  Ford Mondeo    (full details to be provided)
  Toyota Carina  (full details to be provided)

  South Africa

  NIL


  Canada

  Cars?


  USA

  NIL

                           SCHEDULE 6 - DISCLOSURES

                                  (clause 7.4)

                            SCHEDULE 7 - EMPLOYEES

                                   (clause 9)


UNITED KINGDOM

Employees                     Annual Salaries            Length of Service

Sharon McDonald               (Pounds)25,000 + car       2 years, 3 months

Corinna Mair                  (Pounds)14,000             1 year, 10 months

Dave Freear (contract)        (Pounds)12,000             2 years, 3 months (inc. time on
                                                         contract)

Peter Hopkin                  (Pounds)20,000 + car       11 months (self employed)

Dean Reilly                   (Pounds)26,000             (rechargeable from his company
                                                         - must be employed by us for
                                                         work permit).

CANADA

Brian Ferguson                $60,000                    $46,000 at 31 December 1996

Alison LeBlanc                $36,500

Dave Cunningham               $40,000                    $35,000 at 31 December 1996

Kimberly Parker               $30,000

Bill Gadd (consulting fees                               $5,000 every two weeks


EXECUTED as an agreement.

THE COMMON SEAL of FAI HOME                )
SECURITY (UK) LIMITED is affixed in        )
accordance with its constitution in        )
the presence of                            )



------------------------------------------   -----------------------------------
Secretary                                    Director

------------------------------------------   -----------------------------------
Name of secretary (print)                    Name of director (print)






THE COMMON SEAL of FAI HOME                )
SECURITY (AFRICA) (PROPRIETARY) LIMITED    )
is affixed in accordance with its          )
constitution in the presence of            )


------------------------------------------   -----------------------------------
Secretary                                    Director

------------------------------------------   -----------------------------------
Name of secretary (print)                    Name of director (print)

THE COMMON SEAL of FAI HOME             )
SECURITY (CANADA) INC. is affixed       )
in accordance with its constitution     )
in the presence of                      )

-------------------------------------      -------------------------------------
Secretary                                  Director

-------------------------------------      -------------------------------------
Name of secretary (print)                  Name of director (print)



THE COMMON SEAL of FAI HOME             )
SECURITY USA INC. is affixed in         )
accordance with its constitution in     )
the presence of                         )


-------------------------------------      -------------------------------------
Secretary                                  Director

-------------------------------------      -------------------------------------
Name of secretary (print)                  Name of director (print)


THE COMMON SEAL of CERVALE              )
PTY LIMITED is affixed in accordance    )
with its constitution in the presence   )
of                                      )

-----------------------------------     ----------------------------------------
Secretary                               Director


-----------------------------------     ----------------------------------------
Name of secretary (print)               Name of director (print)



THE COMMON SEAL of FAI HOME          )
SECURITY HOLDINGS PTY LIMITED        )
is affixed in accordance with its    )
constitution in the presence of      )


-----------------------------------     ----------------------------------------
Secretary                               Director


------------------------------------   -----------------------------------------
Name of secretary (print)              Name of director (print)